UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

LINKWELL CORPORATION

(Name of Registrant As Specified In Its Charter)

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LINKWELL CORPORATION

1104 JIATONG ROAD, JIADING DISTRICT

SHANGHAI, CHINA 201807

(86) 21-5566-6258

To Our Stockholders:

This notice and the accompanying Information Statement are being furnished to the stockholders of Linkwell Corporation, a Florida corporation (the “Company”, “we” or “us”), to inform you of the following actions taken by the Company’s Board of Directors and the holders of a majority of the issued and outstanding voting securities of the Company:

•	On February 13, 2012, the Company’s Board of Directors adopted and approved:

(a)          an amendment (the “Charter Amendment”) to the Company’s Articles of Incorporation, as amended, to effect a reverse split of the Company’s common stock, par value $0.0005 per share (the “Common Stock”) of one share for every thirty outstanding shares (the “Reverse Stock Split”), so that every thirty outstanding shares of Common Stock before the Reverse Stock Split shall represent one share of Common Stock after the Reverse Stock Split, as further described in the Information Statement; and

(b)          an amendment (the “Plan Amendment”) to the Company’s 2005 Equity Compensation Plan (as amended, the “Plan”) providing for the increase in the number of shares of Common Stock available for issuance pursuant to the Plan from 15,000,000 to 24,000,000, as further described in the Information Statement.

•	On February 13, 2012, the Company received the approval, by written consent, of the holders of at least a majority of the outstanding shares of Common Stock to the Charter Amendment and the Plan Amendment.

A copy of the stockholder consent, the Charter Amendment and the Plan, as amended by the Plan Amendment, are each attached to the accompanying Information Statement as Exhibit A, Exhibit B and Exhibit C, respectively. The Company expects to file the Charter Amendment with the Secretary of State of Florida on or after March 29, 2012, but in no event earlier than the 20th day after this Information Statement is first mailed or furnished to our stockholders.

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be provided to the holders of voting securities of the Company who did not receive a consent solicitation pursuant to Section 14(a) of the Exchange Act regarding the actions set forth in the consent.  This notice and Information Statement will also be considered the notice required by Section 607.0704(3) of the Florida Business Corporation Act (“FBCA”).  You are encouraged to read the attached Information Statement, including the exhibits, for further information regarding this action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of the Board of Directors,

	By:	/s/ Xuelian Bian
Xuelian Bian
Date: March 9, 2012		Chief Executive Officer and
Chairman of the Board of Directors

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INFORMATION STATEMENT

THIS INFORMATION STATEMENT IS BEING PROVIDED

TO YOU BY THE BOARD OF DIRECTORS OF

LINKWELL CORPORATION

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of Linkwell Corporation, a Florida corporation (the “Company”, “we” or “us”), to inform you of the following actions taken by the Company’s Board of Directors and the holders of a majority of the issued and outstanding voting securities of the Company:

•	On February 13, 2012, the Company’s Board of Directors adopted and approved, by unanimous written consent:

(a)          an amendment (the “Charter Amendment”) to the Company’s Articles of Incorporation, as amended, to effect a reverse split of the Company’s common stock, par value $0.0005 per share (the “Common Stock”) of one share for every thirty outstanding shares (the “Reverse Stock Split”), so that every thirty outstanding shares of Common Stock before the Reverse Stock Split shall represent one share of Common Stock after the Reverse Stock Split, as further described in this Information Statement; and

(b)          an amendment (the “Plan Amendment”) to the Company’s 2005 Equity Compensation Plan (as amended, the “Plan”) providing for the increase in the number of shares of Common Stock available for issuance pursuant to the Plan from 15,000,000 to 24,000,000, as further described in this Information Statement.

•	On February 13, 2012, the Company received the approval, by written consent, of the holders of 53,373,470 shares of Common Stock, or 53.05% of the shares of Common Stock outstanding as of January 31, 2012 (the “Record Date”) to the Charter Amendment and the Plan Amendment.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and no additional votes will be needed to approve these matters. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these actions before they take effect. The Company expects to file the Charter Amendment with the Secretary of State of Florida on or after March 29, 2012, but in no event earlier than the 20th day after this Information Statement is first mailed or furnished to our stockholders.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about March 9, 2012. This is not a notice of a special or other meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

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ACTION BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company dated February 13, 2012, the Board of Directors adopted resolutions approving (a) an amendment to the Company’s Articles of Incorporation, as amended (the “Charter Amendment”) to effect a reverse split of the Company’s Common Stock on the basis of one share for every thirty outstanding shares, so that every thirty outstanding shares of Common Stock before the reverse stock split shall represent one share of Common Stock after the reverse stock split (the “Reverse Stock Split”), and (b) an amendment (the “Plan Amendment”) to the Company’s 2005 Equity Compensation Plan (as amended, the “Plan”) providing for the increase in the number of shares of Common Stock available for issuance pursuant to the Plan from 15,000,000 to 24,000,000, and proposing that such resolutions be submitted to a vote of the stockholders of the Company.  The Charter Amendment and the Plan Amendment were subsequently approved, by written consent dated February 13, 2012 in accordance with Section 607.0704 of the FBCA and the Company’s Bylaws, of the holders of at least a majority of the outstanding shares of Common Stock as of January 31, 2012 (the “Record Date”). Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and no additional votes will be needed to approve these matters.

The reasons for, and general effect of, the Reverse Stock Split is described in “APPROVAL OF A RESOLUTION TO ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.”

The reasons for, and the general effect of, the Plan Amendment is described in “AMENDMENT TO 2005 EQUITY COMPENSATION PLAN.”

The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about  March 9, 2012. The entire cost of furnishing this Information Statement will be borne by us. If our stockholders hold their securities through a nominee, we will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this Information Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this Information Statement to you if you write or call us at the following address or telephone number: Linkwell Corporation, 1104 Jiatong Road, Jiading District Shanghai, China 201807, (86) 21-5566-6258. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

VOTE OBTAINED; FLORIDA LAW

In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize and obtain the written consent of the holders of a majority of our outstanding Common Stock. As of the Record Date, there were 100,605,475 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding in the aggregate 53,373,470 shares of Common Stock or 53.05% of the shares of Common Stock outstanding on the Record Date, approved the Reverse Stock Split and the filing of the Charter Amendment.

The FBCA provides, in substance, that unless the Company’s Articles of Incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

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ACTION 1 - APPROVAL OF AN AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

Proposal; Purpose of the Reverse Stock Split

The Charter Amendment was approved by unanimous written consent of the Company’s Board of Directors, dated February 13, 2012. The affirmative vote of our stockholders entitled to vote and holding, in the aggregate, 53,373,470 shares of Common Stock or 53.05% of the shares of Common Stock outstanding on the Record Date, approved the Charter Amendment by written consent in lieu of a special meeting dated February 13, 2012, in accordance with Section 607.0704 of the FBCA and the Company’s Bylaws.

The Board of Directors has determined that it is in our best interest to effect a reverse split of our Common Stock on the basis of one share for every thirty outstanding shares outstanding, so that every thirty outstanding shares of Common Stock before the reverse stock split shall represent one share of Common Stock after the reverse stock split, with all fractional shares rounded up to the nearest whole share (the “Reverse Stock Split”). The Board of Directors believes that our Common Stock is undervalued and that the Reverse Stock Split will allow the Company’s Common Stock to trade in a more realistic price range.  Additionally, the Company is seeking to list on a national securities exchange and in connection therewith, must meet certain listing requirements, including a closing bid price requirement.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split will be effective upon the filing by the Company of Articles of Amendment to its Articles of Incorporation with the Secretary of State of Florida. On the effective date of the Reverse Stock Split, each thirty shares of our Common Stock issued and outstanding immediately prior to the Reverse Stock Split (the “Old Shares”) will, automatically and without any action on the part of the stockholders, be converted into one share of our Common Stock (the “New Shares”).  In the following discussion, we provide examples of the effects of the Reverse Stock Split.

Corporate Matters.   The Reverse Stock Split would have the following effects based upon the number of shares of Common Stock outstanding as of the Record Date:

•	every thirty shares of our Old Shares owned by a stockholder would be exchanged for one New Share; and

•	the number of shares of our Common Stock issued and outstanding will be reduced from 100,605,475 shares to 3,353,516 shares.

The Reverse Stock Split will be effected simultaneously for all of our outstanding shares of Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Reverse Stock Split ratio will be entitled, upon surrender of  certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Authorized Shares. The Company is presently authorized under its Articles of Incorporation, as amended, to issue 150,000,000 shares of Common Stock.  Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock would remain the same, although the number of shares of Common Stock issued and outstanding will decrease.  The issuance in the future of additional shares of our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock.  The effective increase in the number of authorized but unissued and unreserved shares of the Company’s Common Stock may be construed as having an anti-takeover effect as further discussed below.  Authorized but unissued shares will be available for issuance, and we may issue such shares in connection with future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted.

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Accounting Matters. The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Stock Split ratio (i.e., the stated capital attributable to our Common Stock will be reduced to one thirtieth of its current amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board of Directors and stockholders. Other than the Reverse Stock Split and Charter Amendment, our Board of Directors does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

Effect on Derivative Securities

Derivative Securities.  The Company currently has no outstanding options or warrants entitling their holders to purchase shares of our Common Stock. Should any options, warrants, or other convertible securities, become outstanding before the effective date of the Reverse Stock Split, proportionate adjustments would be made based on the terms of the particular security.  As an example, proportionate adjustments would be made to the exercise price per share and the number of shares issuable upon the exercise of all outstanding options entitling the holders to purchase shares of our Common Stock which would result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise immediately preceding the Reverse Stock Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of all shares of our Common Stock, as of February 23, 2012, for (i) each person who owns beneficially more than five percent of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each named executive officer, and (iv) all directors and executive officers in a group.

Name of Beneficial	Amount and Nature
Owner (1)	Of Beneficial Ownership	Percentage of Class (2)
Xuelian Bian (3)(5) 1104 Jiatong Road, Jiading District Shanghai, China 201807	23,420,919	23.28%

Wei Guan (4)(5) 1104 Jiatong Road, Jiading District Shanghai, China 201807	15,602,551	15.51%

All directors and current executive officers as a group	39,023,470	38.79%

Other 5% beneficial owners	42,373,470	42.12%

Linkwell International Capital Ltd. (5) 476 Hutai Branch Rd, Baoshan District, Shanghai, China 200436	34,023,470	33.82%

Shanghai Haimai Law Firm (6) Room 701, Shanghai Guo Tai Road 111, Fu Dan Science Park Shanghai, 200433	8,350,000	8.30%

(1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or or investment power within 60 days.  Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

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(2) All percentages are based on 100,605,475 shares issued and outstanding as of February 23, 2012 without regard to any options that are presently exercisable but are included in a calculation of beneficial ownership only pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act.

(3) Xuelian Bian, Chief Executive Officer and Chairman of the Board of Directors of the Company, has voting and investment power over 23,420,919 shares of the Company’s Common Stock, including 20,420,919 shares of Common Stock held by Linkwell International Capital Ltd., a corporation organized under the laws of the Marshall Islands.

(4) Wei Guan, Vice President and a Director of the Company, has voting and investment power over 15,602,551 shares of the Company’s Common Stock, including 13,602,551 shares of the Company’s Common Stock held by Linkwell International Capital Ltd., a corporation organized under the laws of the Marshall Islands.

(5) All of the capital stock of Linkwell International Capital Ltd. is owned by Xuelian Bian and Wei Guan.  Xuelian Bian is the Chief Executive Officer and Chairman of the Board of Directors of the Company.  Wei Guan is the Vice President and a Director of the Company.  Xuelian Bian has voting and investment power over 20,420,919 shares of the Company’s Common Stock held by Linkwell International Capital Ltd. and Wei Guan has voting and investment power over 13,602,551 shares of the Company’s Common Stock held by Linkwell International Capital Ltd., a corporation organized under the laws of the Marshall Islands.

(6) Shengyao Wu, the director and partner at Shanghai Haimai Law Firm, has voting and investment power of the shares listed.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

The Reverse Stock Split will be accomplished by amending the Company’s Articles of Incorporation, as amended, to include the paragraph immediately below:

“Effective upon filing of these Articles of Amendment of the Articles of Incorporation, as amended, each thirty (30) issued and outstanding shares of Common Stock shall be reverse split into one (1) issued and outstanding share of Common Stock; any fractional shares of Common Stock post-reverse-split shall be rounded up to the nearest whole share.  The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in these Articles of Incorporation, as amended.”

A copy of the form of Articles of Amendment of the Articles of Incorporation, as amended, of the Company is attached hereto as Exhibit B.

The Reverse Stock Split will become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Charter Amendment with the Secretary of State of Florida. The Company expects to file the Charter Amendment with the Secretary of State of Florida on or after March 29, 2012, but in no event earlier than the 20th day after this Information Statement is first mailed or furnished to our stockholders. Beginning as of such date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. All shares underlying outstanding warrants and other derivative securities will also be automatically adjusted on the effective date of the Reverse Stock Split.

If you hold your shares of Common Stock in a brokerage account or in “street name,” you will not be required to take any further action. If you hold stock certificates representing Old Shares, you will not have to exchange your existing stock certificates for new stock certificates representing New Shares following the effectiveness of the Reverse Stock Split. However, any stockholder desiring a stock certificate for New Shares may submit his, her or its existing stock certificate for Old Shares to our transfer agent for cancellation. The transfer agent may impose a reasonable fee for a voluntary exchange of certificates. Stockholders should not destroy any stock certificate(s).

Contact information for our transfer agent is as follows:

Signature Stock Transfer

2632 Coachlight Court

Plano, Texas  75093

Telephone: (927) 612-4120

Facsimile: (927) 612-4122

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to a current stockholder of the Company that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (sometimes referred to herein as a “U.S. stockholder”), and who holds stock of the Company as a “capital asset,” as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Reverse Stock Split. Tax considerations applicable to a particular stockholder will depend on that stockholder’s individual circumstances. The discussion does not address the tax consequences that may be relevant to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities or currencies, banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, regulated investment companies, real estate investment companies, real estate mortgage investment conduits and foreign individuals and entities). The discussion also does not address any tax consequences arising under U.S. federal non-income tax laws, such as gift or estate tax laws, or the laws of any state, local or foreign jurisdiction. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock of the Company through such entities.

The following discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, published rulings of the Internal Revenue Service (the “IRS”) and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular stockholder may be affected by matters not discussed herein, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Stock Split, including tax reporting requirements, the applicability and effect of foreign, U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

ACTION 2 - AMENDMENT TO 2005 EQUITY COMPENSATION PLAN

Purpose of Plan Amendment

The Plan Amendment increases the number of shares of Common Stock available for issuance pursuant to the Plan from 15,000,000 to 24,000,000. The Board of Directors believes that the number of shares of Common Stock currently available for issuance pursuant to the Plan is insufficient to meet the Company’s needs to provide for awards for the next twenty-four months. As of December 31, 2011, 10,000,000 shares of our restricted Common Stock had been granted under the Plan, and no options to acquire shares of Common Stock were outstanding. As of the effective date of the Reverse Stock Split, per terms of the Plan, the shares of Common Stock under the Plan will be decreased and adjusted proportional to the Reverse Stock Split; the total number of shares of restricted Common Stock issued and outstanding pursuant to the Plan will be 333,334 and the total number of shares of Common Stock available for issuance under the Plan, as amended, will be 466,666.

Proposal

The Plan Amendment was adopted and approved by our Board of Directors via unanimous written consent dated February 13, 2012. The affirmative vote of stockholders entitled to vote and holding, in the aggregate, 53,373,470 shares of Common Stock or 53.05% of the shares of Common Stock outstanding on the Record Date, approved the Plan Amendment by written consent in lieu of a special meeting dated February 13, 2012, in accordance with Section 607.0704 of the FBCA and the Company’s Bylaws. Under the terms of the Internal Revenue Code of 1986, as amended (the “Code”), the affirmative vote of the holders of a majority of our outstanding shares of Common Stock on an as-converted basis was required to enable us to grant incentive stock options (as defined in the Code) under the Plan.

Effectiveness of Plan Amendment

The Plan Amendment became effective upon approval thereof by the Board of Directors.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer.  Our principal executive officer also serves as our principal financial officer. No other executive officer received total annual compensation exceeding $100,000.

Non-qualified
						Non-Equity	Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensations	Total
	Year	($)	($)	($)	($)	($)	($)	($)	($)
Name and principal position (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Xuelian Bian	2011	18,750							18,750
Chief Executive Officer, principal executive officer, and principal financial officer	2010	12,800							12,800

Employment Agreements

The Company is not a party to any employment agreements with any of our named executive officers.

Compensation of Directors

Our Board of Directors is presently comprised of our executive officers, who do not receive compensation for their services as directors.  At such time as we expand our Board of Directors to include independent members, we will establish a policy for the compensation of those members.

Description of 2005 Equity Compensation Plan

The Board of Directors adopted the Plan on June 28, 2005.  Our officers, directors, key employees and consultants are eligible to receive stock grants and non-qualified options under the Plan. Only our employees are eligible to receive incentive stock options.  The purpose of the Plan is to encourage stock ownership by our officers, directors, key employees and consultants, and to give such persons a greater personal interest in the success of our business and an added incentive to continue to advance and contribute to us.  Shares used for stock grants and options may be authorized and unissued shares or shares reacquired by us, including shares purchased in the open market.  Shares covered by options which terminate unexercised will again become available for grant as additional options, without decreasing the maximum number of shares issuable under the Plan, although such shares may also be used by us for other purposes.

Our Board of Directors, or a committee of the Board, administers the Plan including, without limitation, the selection of the persons who will be awarded stock grants and granted options, the type of options to be granted, the number of shares subject to each option and the exercise price.  Plan options may either be options qualifying as incentive stock options under Section 422 of the Code, or non-qualified options.  In addition, the plan allows for the inclusion of a reload option provision, which permits an eligible person to pay the exercise price of the option with shares of Common Stock owned by the eligible person and receive a new option to purchase shares of Common Stock equal in number to the tendered shares.  Any stock option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant; provided, that the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of our outstanding Common Stock must not be less than 110% of fair market value on the date of the grant.

The term of each option and the manner in which it may be exercised is determined by the Board of Directors or the committee administering the Plan; provided, that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of the grant.  The Plan provides that, with respect to incentive stock options, the aggregate fair market value (determined as of the time the option is granted) of the shares of Common Stock, with respect to which incentive stock options are first exercisable by any option holder during any calendar year shall not exceed $1,000,000.

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The Plan provides that, if our outstanding shares of Common Stock are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, an appropriate and proportionate adjustment shall be made in the number or kind of shares subject to the Plan or subject to unexercised options and in the purchase price per share under such options.  Any adjustment, however, does not change the total purchase price payable for the shares subject to outstanding options.  In the event of our proposed dissolution or liquidation, a proposed sale of all or substantially all of our assets, a merger or tender offer for our shares of Common Stock, the Board of Directors may declare that each option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than 30 days written notice of the date so fixed shall be given to each participant holding an option, and each such participant shall have the right, during the period of 30 days preceding such termination, to exercise the participant's option, in whole or in part, including as to options not otherwise exercisable.

Options are exercisable by delivery of written notice to us stating the number of shares of Common Stock with respect to which the option is being exercised, together with full payment of the purchase price therefor.  Payment is to be in the form of cash, certified or bank cashier’s checks, promissory notes secured by the shares issued through exercise of the related options, shares of Common Stock or in such other form or combination of forms which may be acceptable to the Board of Directors; provided, that any loan or guarantee by us of the purchase price may only be made upon resolution of the Board of Directors to the effect that such loan or guarantee is reasonably expected to benefit us.

All options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, during the lifetime of the optionee, and may be exercised only by such optionee.  If an optionee shall die while being an employee or within three months after termination of employment by us due to his/her disability, retirement, or otherwise, such options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of death or termination of employment, by the person or persons to whom the optionee’s right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators.

In the event of termination of employment due to the optionee’s death or disability, the optionee’s options may be exercised not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment due to retirement or otherwise, not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier.  If an optionee is terminated by us because of disability and such optionee has not died within the following three months, the options may be exercised, to the extent that the optionee shall have been entitled to do so at the date of the termination of employment, at any time, or from time to time, but not later than the expiration date specified in the option or one year after termination of employment, whichever date is earlier.

If an optionee’s employment terminates for any reason other than death or disability, then the optionee may exercise his/her options to the same extent that the options were exercisable on the date of termination, for up to three months following such termination, or on or before the expiration date of the options, whichever occurs first. In the event that the optionee was not entitled to exercise the options at the date of termination or if the optionee does not exercise such options (which were then exercisable) within the time specified herein, the options will terminate.  If an optionee’s employment terminates for any reason other than death, disability or retirement, all rights to exercise the option will terminate not later than 90 days following the date of such termination of employment.

The Board of Directors may amend, suspend or terminate the Plan at any time.  Unless the Plan shall have been earlier suspended or terminated by the Board of Directors, it shall terminate on June 28, 2015.

This summary of the Plan Amendment and the Plan is qualified in its entirety by the terms of the Plan attached to this Information Statement as Exhibit C and incorporated herein by reference.

Because awards under the Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to the Company’s chief executive officer, named executive officers, current executive officers as a group, non-executive directors as a group, and employees are not presently determinable.

Securities Authorized For Issuance under Equity Compensation Plans .

The following table sets forth securities authorized for issuance under equity compensation plans, including individual compensation arrangements, by the Company under the Plan, and any compensation plans not previously approved by our stockholders as of December 31, 2011.

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	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Plan category

Plans approved by our stockholders:
2005 Equity Compensation Plan	10,000,000	N/A	5,000,000

Plans not approved by stockholders:	N/A	N/A	N/A
None

DISSENTERS’ RIGHTS OF APPRAISAL

Holders of the Company’s Common Stock have no right under Florida law to dissent from or exercise appraisal rights in connection with any of the actions described in this Information Statement.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the actions described in this Information Statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By order of the Board of Directors,

	By:	/s/ Xuelian Bian
Xuelian Bian
Date: March 9, 2012		Chief Executive Officer and
Chairman of the Board of Directors

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EXHIBIT A

WRITTEN CONSENT

OF THE

SHAREHOLDERS

OF

LINKWELL CORPORATION

February 13, 2012

The undersigned, being holders of at least a majority of the issued and outstanding shares (the “ Holders ”) of common stock, par value $0.0005 per share (the “ Common Stock ”) of Linkwell Corporation, a Florida Corporation (the “ Corporation ”), pursuant to Section 607.0704 of the Florida Business Corporation Act , hereby take the following actions by written consent and without a meeting:

WHEREAS , the Board of Directors of the Corporation believes that the Common Stock is undervalued and that a reverse stock split of the Common Stock will allow the Common Stock to trade in a more realistic price range;

WHEREAS , the Board of Directors of the Corporation has declared a 1-for-30 reverse stock split, whereby every thirty (30) shares of the authorized, issued and outstanding Common Stock of the Corporation shall automatically represent one (1) share of authorized, issued and outstanding Common Stock of the Corporation (the “ Reverse Stock Split ”);

WHEREAS , the Corporation must file a Certificate of Amendment to its Certificate of Incorporation, as amended (the “ Charter Amendment ”) to effect the Reverse Stock Split;

WHEREAS , the Board of Directors has adopted resolutions approving an amendment to the Corporation’s 2005 Equity Compensation Plan (as amended, the “ Compensation Plan ”) to increase the number of shares of Common Stock available for issuance pursuant to the Compensation Plan from 15,000,000 to 24,000,000 (the “ Plan Amendment ”);

WHEREAS, the Board of Directors has recommended to the Holders that they approve the Reverse Stock Split and has submitted the Charter Amendment to the Holders for their approval; and

WHEREAS , the Board of Directors seeks the approval of the Holders of the Plan Amendment so that the Corporation may grant incentive stock options (as defined under the Internal Revenue Code of 1986, as amended (the “ Code ”)) thereunder.

NOW, THEREFORE, BE IT:

Certificate of Amendment to Certificate of Incorporation

RESOLVED,   that the Holders hereby approve the Reverse Stock Split; and be it further

RESOLVED, that the Holders hereby approve the Charter Amendment, in the form approved by the Board of Directors and attached hereto as Exhibit A , to effect the Reverse Stock Split; and be it further

Amendment to Compensation Plan

RESOLVED, that the Holders hereby approve the Plan Amendment; and be it further

General Authorization

RESOLVED, that the appropriate officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, and to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions including, without limitation, the execution and filing of a Certificate of Amendment with the Secretary of State of Florida; and be it further

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Ratification

RESOLVED, that all actions taken and things done by the Board of Directors and the appropriate officers of the Corporation in connection with and in furtherance of the purposes and intent of the foregoing resolutions are hereby confirmed, adopted and approved.

This Written Consent of the Shareholders of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned holders of at least a majority of the Corporation’s outstanding shares of Common Stock, have hereunto set their hands as of the date first written above.

Name:	Linkwell International Capital Ltd	Name:	Guan Wei

By:	/s/ Xuelian Bian	By:	/s/ Guan Wei

Its:	Executive Director

No. of Shares:	34,023,470	No. of Shares:	2,000,000

Name:	Honglin Li	Name:	Xuelian Bian

By:	/s/ Honglin Li	By:	/s/ Xuelian Bian

No. of Shares:	4,000,000	No. of Shares:	3,000,000

Name:	Shanghai Haimai Law Firm	Name:	Qiqing Zong

By:	/s/ Shengyao Wu	By:	/s/ Qiqing Zong

Its:	Director and Partner

No. of Shares:	8,350,000	No. of Shares:	2,000,000

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EXHIBIT B

FORM OF ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

LINKWELL CORPORATION

Pursuant to the provisions of Section 607.1006, Florida Statutes, Linkwell Corporation, a Florida Profit Corporation (the “Corporation”), adopts the following amendment to its Articles of Incorporation:

CORPORATE NAME: Linkwell Corporation

AMENDMENT(S) ADOPTED:

ARTICLE III which appears in the Corporation’s Articles of Incorporation, as amended, is hereby amended to include a new item 4 under the heading “ Provisions to the Common Stock ” to read as follows:

4.           “Effective upon filing of these Articles of Amendment of the Articles of Incorporation, as amended, each thirty (30) issued and outstanding shares of Common Stock shall be reverse split into one (1) issued and outstanding share of Common Stock; any fractional shares of Common Stock post-reverse-split shall be rounded up to the nearest whole share.  The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in these Articles of Incorporation, as amended.  ”

The date of each amendment(s) adoption: February 13, 2012.

Effective Date: Upon filing of these Articles of Amendment.

Adoption of Amendment(s): The amendment(s) of the Articles of Incorporation herein certified have been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s stockholders.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment of the Corporation’s Articles of Incorporation, as amended, to be signed by Xuelian Bian, its Chief Executive Officer, this __th day of ________, 2012.

LINKWELL CORPORATION

By:
Xuelian Bian, Chief Executive Officer

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EXHIBIT C

2005 EQUITY COMPENSATION PLAN (AS AMENDED)

1. Purpose; Definitions.

Purpose. The purpose of the Linkwell Corporation 2005 Equity Compensation Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.1 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b) "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

(e) "Common Stock" means the Common Stock of the Company, $.0005 par value per share.

(f) "Company" means Linkwell Corporation, a corporation organized under the laws of the State of Florida.

(g) "Deferred Stock" means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i) "Effective Date" means the date set forth in Section 12.1, below.

(j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:

(i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k) "Holder" means a person who has received an award under the Plan.

(l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

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(m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(n)"Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

(q) "Plan" means the Linkwell Corporation 2005 Equity Compensation Plan, as hereinafter amended from time to time.

(r) "Repurchase Value" shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s) "Restricted Stock" means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w) "Stock Reload Option" means any option granted under Section 5.3 of the Plan.

(x) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

2. Administration.

2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

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(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder [including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options and the purchase price of Common Stock awarded under the Plan

(including without limitation by a Holder's conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine];

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

(e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

(g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3 Interpretation of Plan.

(a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3. Stock Subject to Plan.

3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 24,000,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and

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(ii) the number of shares purchased under such Stock Option.

3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 3.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event. Any adjustment required by this Section 3.2 shall be made by the Committee, in good faith, whose determination will be final, binding and conclusive.

3.3 Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or

(e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 3.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 3.3, in the event of the occurrence of any transaction described in this Section 3.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding anything to the contrary contained in the Plan, awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

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5. Stock Options.

5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company ("10% Stockholder").

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. Subject to the provisions of applicable law, including restrictions on the extension of credit to officers and directors of the Company, the Committee shall be empowered to determine the types of consideration to be paid upon exercise of awards Plan (including without limitation by a Holder's conversion of deferred salary or other indebtedness of the Company to the Holder), such as services, property or other securities of the Company

20

(e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative).

(f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

(i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option"), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6.Stock Appreciation Rights.

6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

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6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7. Restricted Stock.

7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

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(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8. Deferred Stock.

8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section

10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

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10. Accelerated Vesting and Exercisability.

10.1 Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2 Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions

(including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11.Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

12.Term of Plan.

12.1 Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company's Board of Directors (the "Effective Date"), subject to the following provisions:

(a) to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and (b) the failure to obtain stockholder for the Plan as contemplated by subparagraph (a) of this Section 13.1 shall not invalidate the Plan; provided, however, that (i) in the absence of such stock holder approval,

Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Board to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13. General Provisions.

13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

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13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3 Employees.

(a) Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company's policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

(b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

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13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan.

Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

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